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                   MAINSTAY VP SERIES FUND, INC.

                MainStay VP Income & Growth Portfolio
             MainStay VP ICAP Select Equity Portfolio

           Supplement dated July 9, 2007 ("Supplement") to the Proxy Statement/Prospectus dated April 27, 2007 ("Proxy/Prospectus")


        This Supplement updates certain information contained in the above-dated Proxy/Prospectus for the MainStay VP Income & Growth Portfolio and MainStay VP ICAP Select Equity Portfolio (the "Portfolios"). A Special Meeting of Shareholders of the MainStay VP Income & Growth Portfolio will be held on Wednesday, July 11, 2007. You may obtain copies of the Proxy/Prospectus free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

1. Robert H. Lyon, Chief Executive Officer and Chief Investment Officer of Institutional Capital LLC ("ICAP") and a portfolio manager of the MainStay VP ICAP Select Equity Portfolio (the "Portfolio"), died on
        July 3, 2007.   Mr. Lyon co-managed the Portfolio with Jerrold K.
        Senser. Mr. Senser, along with Thomas R. Wenzel, will handle the day-to-day management of the Portfolio.

2. Under the section entitled "Comparative Information Relating to the Reorganization" beginning on page 3 of the Proxy/Prospectus, delete the reference to Robert H. Lyon on page 8 and replace with Thomas R. Wenzel.

3. Under the section entitled "Information About Management of the Portfolios" beginning on page 17 of the Proxy/Prospectus:

        - replace the biography for Jerrold K. Senser on page 21 with the following

             Jerrold K. Senser, CFA   Mr. Senser serves as Chief
             Executive Officer and Chief Investment Officer of ICAP.
             As CEO and CIO, Mr. Senser heads the investment committee and is the lead portfolio manager for all of ICAP's investment strategies. Mr. Senser has been with the firm since 1986 and has been a portfolio manager for the Portfolio since 2006.
             Mr. Senser graduated with a BA in economics from the University of Michigan, and an MBA from the University of Chicago. He is a CFA charterholder. Prior to joining ICAP, Mr. Senser spent seven years at Stein Roe & Farnham as an associate involved in economic and fixed-income analysis. He began his career at Data Resources, Inc., an economic consulting firm.

        - delete the references to Robert H. Lyon on page 20 and replace with the following

             Thomas R. Wenzel, CFA    Mr. Wenzel, Executive Vice President
             and Director of Research, is a senior member of the investment committee. Mr. Wenzel serves as a lead portfolio manager for all of ICAP's investment strategies. As a 15-year veteran of the firm, Mr. Wenzel also leads the firm's investment research with particular emphasis on the financial sector. At the University of Wisconsin-Madison, he participated in the applied security analysis and investment management program and earned a BA in economics and an MBA. He is a CFA charterholder. Before joining ICAP in 1993, he served as a senior equity analyst at Brinson Partners for six years.


             PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE